SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

11700 Plaza America Drive, Suite 500, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-956-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 21, 2008, NVR, Inc. issued a press release reporting its financial results for the quarter and year to date periods ended September 30, 2008. A copy of this press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Number	Description
99.1	Press release dated October 21, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: October 21, 2008	By:	/s/ Dennis M. Seremet
Name: Dennis M. Seremet
Title: Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press release dated October 21, 2008.

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